UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ONFOLIO HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT	SUBJECT TO COMPLETION	DATED JUNE [5], 2026

ONFOLIO HOLDINGS INC.

June [•], 2026

Dear Fellow Stockholder:

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Onfolio Holdings Inc. (“Company,” “we,” “us,” or “our”) will be held at 10:00 a.m., Eastern Time on Thursday, August 6, 2026. The Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via live webcast at [www.cesonlineservices.com/onfo26_vm.] To participate in the Annual Meeting, you must pre-register at [www.cesonlineservices.com/onfo26_vm], by 10:00 a.m. Eastern Time, on Wednesday, August 5, 2026. The formal notice of the Annual Meeting appears on the following page.

The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. Management will be available to answer any questions you may have immediately after the Annual Meeting.

We are making available to you the accompanying Notice of Annual Meeting, Proxy Statement and form of proxy card or voting instruction form on or about June 18, 2026. We are pleased to furnish proxy materials to stockholders primarily over the internet. We believe that this process expedites stockholders’ receipt of proxy materials, lowers the costs of our Annual Meeting and conserves natural resources. On or about June 18, 2026 we will mail to our stockholders a Notice of Internet Availability of Proxy Materials that includes instructions on how to access our Proxy Statement and 2025 Annual Report on Form 10-K and how to vote online. The Notice of Internet Availability of Proxy Materials also includes instructions on how you can receive a paper copy of your Annual Meeting materials, including the Notice of Annual Meeting, Proxy Statement and proxy card or voting instruction form. If you elected to receive your Annual Meeting materials by mail, the Notice of Annual Meeting, Proxy Statement and proxy card or voting instruction form were enclosed. If you elected to receive your Annual Meeting materials via e-mail, the e-mail contains voting instructions and links to the 2025 Annual Report and the Proxy Statement, both of which are available on the Company’s website at https://www.onfolio.com. Additional details regarding admission to, and the business to be conducted at, the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you choose to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote your shares before the Annual Meeting via the Internet, or if you received a proxy card, you may sign, and date the proxy card and promptly return it to us in the postage paid envelope provided. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Company’s Board of Directors contained in the Proxy Statement.

The Company’s Board of Directors believes that a favorable vote for each nominee for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” all nominees, and “FOR” all other proposals. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed proxy promptly.

Your vote is very important regardless of how many shares you own. Thank you for your investment and continued interest in Onfolio Holdings Inc.

Sincerely,

/s/ Dominic Wells

Dominic Wells

Chair of the Board, CEO

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 6, 2026

Via Live Webcast Only

Dear Stockholder:

We are pleased to invite you to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Onfolio Holdings Inc. (“Company,” “we,” “us,” or “our”), which will be held on Thursday, August 6, 2026 at 10:00 a.m., Eastern Time, for the following purposes:

1.	To elect the four (4) nominees to our Board of Directors named in the accompanying Proxy Statement to hold office until the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”);
2.	To ratify the appointment of Astra Audit & Advisory, LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2026;
3.

To approve, for purposes of Marketplace Rule (collectively, the “Nasdaq Rules” or “Nasdaq Listing Rules”) 5635(d) of the Nasdaq Stock Market LLC (“Nasdaq”), the potential issuance of more than 19.99% of our issued and outstanding shares of our common stock, par value $0.001 per share (“common stock”), pursuant to that certain equity purchase facility agreement, dated as of April 10, 2026 (the “Equity Facility”), at a price per share that is less than the “Minimum Price” (as defined under Nasdaq Listing Rule 5635(d));

4.

To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of our common stock from 300,000,000 shares to 600,000,000 shares in order to ensure that the Company has a sufficient number of authorized but unissued shares available for the purposes described herein;

5.

To approve one or more adjournments and reconvening of the Annual Meeting, in whole or in part, if necessary or appropriate, to solicit additional proxies in favor of the Equity Facility Proposal and the Authorized Share Increase Proposal if there are not sufficient votes at the Annual Meeting to approve and adopt the Equity Facility Proposal and/or the Authorized Share Increase Proposal; and

6.	To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. We are not aware of any other business to come before the Annual Meeting.

Our Board of Directors has fixed the close of business on June 12, 2026, as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on June 12 2026, are entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast at www.cesonlineservices.com/onfo26_vm. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically or submit your questions prior to and during the meeting by visiting the website(s) indicated in your proxy materials. You may need to have your control number included on your Internet Availability Notice, proxy card or on the instructions that accompanied your proxy materials or other information as instructed through your broker, bank or other holder of record to join the Annual Meeting. There will be no physical location for stockholders to attend, and you will not be able to attend the Annual Meeting in person. The Proxy Statement, the Notice of Annual Meeting of Stockholders and form of proxy are first being made available to stockholders on or about June 18, 2026 on [https://ts.vstocktransfer.com/irhlogin/ONFOLIOHOLDINGSINC.]

We are furnishing proxy materials to our stockholders primarily via the internet. On or about June 18, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement and our 2025 Annual Report on Form 10-K (the “Annual Report”). The Annual Report should not be considered proxy solicitation material. The Internet Availability Notice also provides information on how to access your voting instructions to be able to vote through the internet. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the internet, or have been mailed paper copies of our proxy materials and a proxy card or voting instruction form. Internet distribution of our proxy materials helps to expedite receipt by our stockholders, lowers the cost of the Annual Meeting and conserves natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Internet Availability Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise. Additionally, the proxy materials and Annual Report are also available on the internet under the “Investors - Financial Filings” page of the Company’s website at https://www.onfolio.com.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the Annual Meeting, please vote your shares promptly by casting your vote via the Internet or any other provided voting option, or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy card or voter instructions, please complete, sign, date, and return your proxy in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the Internet, by mail or by any other option provided for voting before the Annual Meeting, or by voting electronically at the Annual Meeting.

Thank you for your investment and continued interest in Onfolio Holdings Inc.

Sincerely,

/s/ Dominic Wells,

Chair of the Board, CEO

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PROXY STATEMENT

2026 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the “Board of Directors” or “Board”) of Onfolio Holdings Inc. of proxies to be voted at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) that will be on Thursday, August 6, 2026 at 10:00 a.m., Eastern Time via live webcast at www.cesonlineservices.com/onfo26_vm and at any adjournments thereof. In this Proxy Statement, Onfolio Holdings Inc. is referred to as “we,” “us,” “our,” “Company” or “Onfolio” unless the context indicates otherwise.

We are furnishing proxy materials to our stockholders primarily via the internet. On or about June 18, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement and our 2025 Annual Report on Form 10-K (the “Annual Report”). The Internet Availability Notice also provides information on how to access your voting instructions to be able to vote through the internet. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the internet, or have been mailed paper copies of our proxy materials and a proxy card or voting instruction form. Internet distribution of our proxy materials helps to expedite receipt by our stockholders, lowers the cost of the Annual Meeting and conserves natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Internet Availability Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

The Annual Meeting has been called to consider and take action on the following proposals and to transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof:

Proposal 1.

To elect the four (4) nominees to our Board of Directors named in the Proxy Statement to hold office until the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) (the “Directors Proposal”).

Proposal 2.	To ratify the appointment of Astra Audit & Advisory, LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”).
Proposal 3.

To approve, for purposes of Marketplace Rule (collectively, the “Nasdaq Rules” or “Nasdaq Listing Rules”) 5635(d) of the Nasdaq Stock Market LLC (“Nasdaq”), the potential issuance of more than 19.99% of our issued and outstanding shares of our common stock, par value $0.001 per shares (our “common stock”) issuable pursuant to that certain equity purchase facility agreement, dated as of April 10, 2026 (the “Equity Facility”), at a price per share that is less than the “Minimum Price” as defined under Nasdaq Listing Rule 5635(d) (the “Equity Facility Proposal”).

Proposal 4.

To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of our common stock from 300,000,000 shares to 600,000,000 shares in order to ensure that the Company has a sufficient number of authorized but unissued shares available for the purposes described herein (the “Authorized Share Increase Proposal”).

Proposal 5.

To approve one or more adjournments and reconvening of the Annual Meeting, in whole or in part, if necessary or appropriate, to solicit additional proxies in favor of the Equity Facility Proposal and the Authorized Share Increase Proposal if there are not sufficient votes at the Annual Meeting to approve and adopt the Equity Facility Proposal and/or the Authorized Share Increase Proposal (the “Adjournment Proposal”).

The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the Notice or proxy card or voting instruction form will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company’s Board of Directors recommends that the stockholders vote “FOR” all nominees and “FOR” Proposals 2, 3, 4 and 5. Only holders of record of common stock of the Company at the close of business on June 12, 2026 (the “Record Date”) will be entitled to vote at the Annual Meeting.

The principal executive offices of our Company are located at 1007 North Orange Street, 4th Floor, Wilmington, Delaware 19801, and our telephone number is 682-990-6920.

Under Securities and Exchange Commission (“SEC”) rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about June 18, 2026, we will begin sending to our stockholders the Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement for our Annual Meeting and our Annual Report. The Notice of Internet Availability of Proxy Materials also provides instructions on how to vote online, how to access the virtual Annual Meeting and how to receive a paper copy of the proxy materials by mail. The Notice of Annual Meeting of Stockholders is also available at [https://ts.vstocktransfer.com/irhlogin/ONFOLIOHOLDINGSINC.]

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The approximate date on which this Proxy Statement, the proxy card or a voting instruction form and any other accompanying materials are first being sent or given to stockholders is June 18, 2026. A copy of the Company’s Annual Report is enclosed with these materials but should not be considered proxy solicitation material. Additionally, the proxy materials and Annual Report included in this package are also available on the internet under the “Investors - Financial Filings” page of the Company’s website at https://www.onfolio.com.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the Securities and Exchange Commission, or SEC, to give you when we ask you to provide a proxy to vote your shares at the Annual Meeting. Among other things, this Proxy Statement describes the proposals on which stockholders will be voting and provides information about us.

Why did I receive this Proxy Statement?

Our Board of Directors is soliciting your proxy to vote at the Annual Meeting and at any adjournment or postponement thereof because you were a stockholder of record at the close of business on the Record Date and are entitled to vote at the meeting. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

 Why did I Receive an Internet Availability Notice in the Mail instead of a Full Set of Proxy Materials?

We are pleased to take advantage of the Securities and Exchange Commission (“SEC”) rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our stockholders an Internet Availability Notice. Instructions on how to access the proxy materials over the Internet free of charge or to request a paper copy may be found in the Internet Availability Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically will remain in effect until the stockholder changes their election.

What Does it Mean if I Receive More than One Internet Availability Notice?

If you receive more than one Internet Availability Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Internet Availability Notice to ensure that all of your shares are voted.

Will I receive any other proxy materials by mail?

No, you will not receive any other proxy materials by mail unless you request, or had previously requested, a paper copy of proxy materials. To request that a full set of the proxy materials be sent to your specified postal address for the Annual Meeting, you may (i) [call (toll free) 1-855-987-8625 or (ii) send an email to vote@vstocktransfer.com.] Please have your Internet Availability Notice in hand when you access the website or call and follow the instructions provided and, if sending an email, please include the Company’s name and your account number in the subject line.

How do I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date. If your shares are held in the name of a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee in order to participate in the virtual Annual Meeting. No physical meeting will be held. The Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via live webcast at www.cesonlineservices.com/onfo26_vm. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/onfo26_vm, by 10:00 a.m. Eastern Time, on Wednesday, August 5, 2026.

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You will be able to attend the virtual Annual Meeting online and submit your questions during the meeting by visiting the website(s) indicated in your Internet Availability Notice, proxy card or on the instructions that accompanied your proxy materials. You also will be able to vote your shares online by attending the virtual Annual Meeting. To participate in the Annual Meeting, you may need the control number included on your Internet Availability Notice, proxy card or on the instructions that accompanied your proxy materials or other information as instructed through your broker, bank or other holder of record. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. If your shares are held in the name of a broker, bank, or other nominee, you should contact your broker, bank, or other nominee to obtain your control number or other instructions provided by your broker, bank or other holder of record. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

In order to ensure that the virtual Annual Meeting provides stockholders with a meaningful opportunity to participate, stockholders will be able to ask questions of the Board and management both at the time of registration and during the Annual Meeting. Stockholders may submit questions during the Annual Meeting by typing questions in the question/chat section of the meeting screen. Questions relevant to meeting matters will be answered during the Annual Meeting, subject to time constraints and in accordance with the rules of conduct for the Annual Meeting.

The virtual online meeting will begin promptly at 10:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check-in. Please follow the registration instructions as outlined in this Proxy Statement.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website(s). If you encounter any difficulties accessing the virtual Annual Meeting website(s) during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Who may attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting.

Who is entitled to vote?

The Board has fixed the close of business on June 12, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders who owned our common stock on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, there were [●] shares of our common stock outstanding. Each share of our common stock that you own as of the Record Date entitles you to one vote.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC (the “Transfer Agent”), you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company. If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. The majority of our stockholders hold their shares in street name.

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What am I voting on?

There are five (5) matters scheduled for a vote:

Proposal 1.	To elect the four (4) nominees to our Board of Directors named in the Proxy Statement to hold office until the 2027 Annual Meeting.
Proposal 2.	To ratify the appointment of Astra Audit & Advisory, LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2026.
Proposal 3.

To approve, for purposes of Nasdaq Listing Rule 5635(d), the potential issuance of more than 19.99% of our issued and outstanding shares of our common stock, issuable pursuant to Equity Facility at a price per share that is less than the “Minimum Price” as defined under Nasdaq Listing Rule 5635(d).

Proposal 4.

To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of our common stock from 300,000,000 shares to 600,000,000 shares in order to ensure that the Company has a sufficient number of authorized but unissued shares available for the purposes described herein.

Proposal 5.

To approve one or more adjournments and reconvening of the Annual Meeting, in whole or in part, if necessary or appropriate, to solicit additional proxies in favor of the Equity Facility Proposal and the Authorized Share Increase Proposal if there are not sufficient votes at the Annual Meeting to approve and adopt the Equity Facility Proposal and/or the Authorized Share Increase Proposal.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, your proxy gives authority to the designated proxy holders to vote on such matters according to their best judgment.

How do I vote?

Record Holders:

1.

Vote by Internet. Follow the ONLINE VOTING instructions on your Internet Availability Notice or VOTE ON INTERNET instructions on your proxy card if you received (or requested and received) a printed copy of the proxy materials.

2.

Vote by mail. Follow the VOTE BY MAIL instructions on your proxy card (a postage-paid envelope is provided for mailing in the United States) if you received (or requested and received) a printed copy of the proxy materials.

3.	Vote in person. Attend and vote your shares at the Annual Meeting at www.cesonlineservices.com/onfo26_vm.

If you vote by Internet, please DO NOT mail your proxy card.

Beneficial Owners (Holding Shares in Street Name):

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a vote instruction form from that organization rather than from us. To vote your shares, simply follow the voting instructions in the vote instruction form to ensure that your vote is counted.

When must my votes be received by?

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting. If you wish to vote at the Annual Meeting, you may need the control number included on your Internet Availability Notice, proxy card or on the instructions that accompanied your proxy materials or other voting instructions from the broker, bank, or other holder of record in order to attend the virtual Annual Meeting and vote your shares. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

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How many votes do I have?

Each share of our common stock that you own as of the Record Date entitles you to one vote.

Is my vote confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What happens if I return my signed proxy card but forget to indicate how I want my shares of common stock voted?

If you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote “FOR” all nominees for director and “FOR” all other proposals.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank, or other nominee holding the shares as to how to vote on “non-routine” proposals. If shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank, or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank, or other nominee can still vote the shares with respect to matters that are “routine” under applicable rules but cannot vote the shares with respect to “non-routine” matters. On non-routine proposals, any “uninstructed shares” may not be voted by the broker, bank, or other nominee and are “broker non-votes.”

The Auditor Ratification Proposal is considered a “routine” matter for this purpose and brokers, banks, or other nominees generally have discretionary voting power with respect to such proposals.

The Directors Proposal, Equity Facility Proposal, Authorized Share Increase Proposal and Adjournment Proposal are each considered a “non-routine” matter for this purpose and brokers, banks, and other nominees do not have authority to vote on these proposals without voting instruction from the beneficial owner.

Broker non-votes will be counted to determine if a quorum is present at the Annual Meeting.

Can I revoke or change my voting instructions before the meeting?

For shares that are held in “street name”, the stockholder must follow the directions provided by its bank, broker or other intermediary for revoking or modifying voting instructions. For shares that are registered in the stockholder’s own name, the proxy may be revoked by written notification to the Company Secretary prior to its exercise and providing relevant name and account information, submitting a new proxy card with a later date (which will override the earlier proxy) or if you vote on the Internet, your most current internet proxy is the one that is counted, or voting in person at the Annual Meeting. Your most current proxy card or internet proxy is the one that is counted.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the Election of Directors, “FOR,” “WITHHOLD” and broker non-votes; and, with respect to the Auditor Ratification Proposal, Equity Facility Proposal, Authorized Share Increase Proposal and Adjournment Proposal, votes “FOR,”“AGAINST,” “ABSTAIN,” and broker non-votes.

What constitutes a quorum?

As of the Record Date, [●] shares of our common stock were issued and outstanding. A majority in voting power of the shares of the Company entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If a quorum is not present, the chair of the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the Annual Meeting from time to time, in the manner provided in our bylaws, until a quorum shall be present or represented.

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How many votes are needed for each proposal to pass?

Proposal	Vote Required
Proposal No. 1 - Directors Proposal

The election of directors shall be decided by a plurality of the votes of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the four (4) director nominees receiving the highest number of affirmative votes will be elected as directors. Stockholders may vote for all the director nominees, withhold authority to vote their shares for all the director nominees or withhold authority to vote their shares with respect to any one or more of the director nominees. A “withhold” vote with respect to any nominee will have no effect on the election of that nominee, and broker non-votes will also have no effect on the election of the nominees. Stockholders are not entitled to cumulative voting with respect to the election of directors.

Proposal No. 2 - Auditor Ratification Proposal

To be approved, Proposal No. 2 must receive the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote “against” the proposal, and broker non-votes will have no effect on the vote for this proposal.

Proposal No. 3 – Equity Facility Proposal

To be approved, Proposal No. 3 must receive the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote “against” the proposal, and broker non-votes will have no effect on the vote for this proposal.

Proposal No. 4 – Authorized Share Increase Proposal

To be approved, Proposal No. 4 must receive the affirmative vote of a majority of the votes cast on the matter by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes will have no effect on this proposal.

Proposal No. 5 – Adjournment Proposal

To be approved, Proposal No. 5 must receive the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote “against” the proposal, and broker non-votes will have no effect on the vote for this proposal.

What are the voting procedures?

In voting by proxy with regard to the Directors Proposal, you may vote in favor of all nominees, withhold your votes as to all nominees, or vote in favor of specific nominees and withhold your votes as to specific nominees. With regard to the Auditor Ratification Proposal, Equity Facility Proposal, Authorized Share Increase Proposal and Adjournment Proposal, you may vote in favor of the proposal or against the proposal, or you may abstain from voting on the proposal.

Who is paying for the expenses involved in preparing and mailing this proxy statement?

The Company pays for the cost of soliciting proxies on behalf of the Board of Directors. The Company also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to beneficial owners. Subject to SEC Rule 14a-16, proxies may be solicited by mail, telephone, email, other electronic means or in person. Directors, officers and regular, full-time employees of the Company, none of whom will receive any additional compensation for their services, may by telephone, facsimile, email or other electronic means or personally, request the return of proxies.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Do the Company’s officers and directors have an interest in any of the matters to be acted upon at the Annual Meeting?

With respect to the Directors Proposal, our directors have an interest in this proposal because all of the nominees are currently members of the Board. Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in any other proposal except to the extent of their ownership of shares of our common stock and equity awards granted to them under our equity incentive plans.

Who are the largest principal stockholders?

See “Voting Securities and Principal Holders Thereof” elsewhere in this Proxy Statement for a table setting forth each owner of greater than 5% of the Company’s common stock as of the Record Date.

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What percentages of stock do the directors and officers own?

Together, they own approximately [●]% of our common stock as of the Record Date. For information regarding the ownership of our common stock by management, see the section entitled “Voting Securities and Principal Holders Thereof” elsewhere in this Proxy Statement.

Do I have dissenters’ rights of appraisal?

Under Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to any of the items proposed to be voted upon at the Annual Meeting.

Where can I find general information about the Company?

General information about us can be found on our website located at https://www.onfolio.com. The information on our website is for informational purposes only and should not be relied upon for investment purposes. The information on our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other report that we file with the Securities and Exchange Commission (“SEC”). We make available free of charge, either by direct access on our website or a link to the SEC’s website, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such reports are electronically filed with, or furnished to, the SEC. Our reports filed with, or furnished to, the SEC are also available directly at the SEC’s website at www.sec.gov.

What does it mean if I get more than one Internet Availability Notice, proxy card or voting instruction form?

If you receive more than one Internet Availability Notice, proxy card or voting instruction form, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Internet Availability Notice, proxy card or voting instruction form and return all proxy cards or voting instruction forms (if required) to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver or mail one Internet Availability Notice or if applicable, Proxy Statement and Annual Report, for all registered stockholders residing at the same address, unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate Internet Availability Notices, Proxy Statements and Annual Reports, as applicable. Upon written or oral request, we will deliver promptly separate copies of Internet Availability Notices or, if applicable, Proxy Statements and Annual Reports to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of an Internet Availability Notice, Proxy Statement and Annual Report, as applicable, stockholders may contact:

Corporate Secretary

Onfolio Holdings Inc.

1007 North Orange Street, 4th Floor

Wilmington, Delaware 19801

Telephone: (682) 990-6920

Stockholders who hold shares in street name (as described above) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Stockholders who currently receive multiple copies of Internet Availability Notices, Proxy Statements and Annual Reports, as applicable at their address and would like to request “householding” of their communications should likewise contact the Company using the above information or brokerage firm, bank, broker-dealer or other similar organization.

Whom should I contact with other questions?

You may obtain information from us by making a request by telephone or in writing at the address of our Corporate Secretary set forth above.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF EACH DIRECTOR NOMINEEE AND FOR A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

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INFORMATION REGARDING DIRECTORS, EXECUTIVE OFFICERS,

SIGNIFICANT EMPLOYEES AND CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Our bylaws provide that the number of directors who constitute our Board of Directors is determined by resolution of the Board of Directors, but the total number of directors constituting the entire Board of Directors shall not be less than one (1) or more than nine (9). Our Board of Directors currently consists of four (4) directors. Each director’s term expires at the Annual Meeting. Assuming each director nominee is re-elected at the Annual Meeting, each director shall hold office until the 2027 Annual Meeting or until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal.

The names of our directors, including the four (4) nominees to be elected at the Annual Meeting, and certain information about each of them are set forth below.

The Company’s Nominating and Corporate Governance Committee may evaluate individuals in the future to consider additional members for our Board of Directors following the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Identity of directors

Name	Age	Year First Elected Director	Term	Positions/Committees	Independent
Dominic Wells	41	2020	1 year	Chief Executive Officer, Chief Revenue Officer, Secretary, Treasurer, Director (Chair of Board)	no
Andrew Lawrence	56	2022	1 year	Director, Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee (Chair)	yes
David McKeegan	50	2022	1 year	Director, Audit Committee, Compensation Committee (Chair), Nominating and Corporate Governance Committee	yes
Mark N. Schwartz	71	2022	1 year	Director, Audit Committee (Chair), Compensation Committee	yes

Business experience of directors

Dominic Wells. Dominic Wells has served as our Chief Executive Officer since August 2020 and as a Director since July 2020, and as Chief Executive Officer of Onfolio LLC since May 2019. He is responsible for developing and implementing our Company’s long term business strategy and direction. From August 2013 to April 2019, Mr. Wells was the founder and director of Digital Wells Limited (Hong Kong), where he grew the Company and the Human Proof Designs (Humanproofdesigns.com) website. Human Proof Designs is an internet marketing agency offering website creation, search engine optimization services, content marketing and content creation services, and affiliate marketing training. After founding Digital Wells Limited (Hong Kong) and growing it for 5 years, Mr. Wells exited the company in 2019. Mr. Wells’ qualifications to serve on our Board include his knowledge of our Company and his leadership at our Company. Mr. Wells completed a BA (Hons) in Media Practice & Theory from the University of Sussex, UK in 2006.

Andrew Lawrence. A.J. Lawrence has served as a director since January 2022. Since June 2006 he has been the founder and director of the JAR Group & subsidiaries (USA), where he grew the company to reach the Inc. 500 twice and win many industry awards. The JAR Group is an internet marketing agency offering analytics, media buying, search engine optimization services, content marketing, content creation services, and affiliate program management. After founding the JAR group and growing it for 10 years, Mr. Lawrence sold the media buying, SEO, and affiliate program management divisions of the company. Mr. Lawrence’s qualifications to serve on our Board include his knowledge of our industry, multiple angel investments, and advisory roles, and his executive management experience. Mr. Lawrence completed a BA in International Relations 1991 and an MBA in International Business in 1994 from the University of South Carolina.

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David McKeegan. David McKeegan has served as a Director since January 2022. Mr. McKeegan is the Co-founder and CEO of Greenback ETS which was founded in 2009 and serves thousands of U.S. expat clients around the world become and stay compliant with their U.S. taxes while overseas. He is also the Co-founder and CEO of GBS Tax and Bookkeeping, which was started in 2018 and serves entrepreneurs and startups who incorporate in the United States. Prior to Co-founding Greenback ETS, Mr. McKeegan was an Associate Director with the Bank of Scotland and worked on their syndicated loan desk for 5 years from 2005-2009. Mr. McKeegan’s qualifications to serve on our Board include his years of experience assisting corporations manage their finances, tax preparation documents and bookkeeping, along with his experience in finance and banking. Mr. McKeegan is an IRS Enrolled Agent, received his MBA from IESE in Barcelona, Spain in 2004 and his BA from Loyola College in Maryland in 2009. Mr. McKeegan also worked for JPMorgan Chase from 1997-2002.

Mark N. Schwartz. Mark Schwartz has served as a director since March 2022. Previously, from March 2017 to January 2021, he served as member of the Board of Directors and on the Audit and Compensation Committees of The Bartell Drug Company, a $500+ million pharmacy retailer where he led planning and implementation of a successful sale to Rite Aid Drug Corporation. From January 2016 to December 2019, Mr. Schwartz served as a member of the Board of Directors of Glass-Media Inc., an ad- tech software & hardware provider for display advertising, where he advised on successful rounds of company financing. From January 2012 to December 2015, Mr. Schwartz served as a member of the Board of Directors of Specialty Commodities, Inc., a natural, organic food products company selling and processing nuts, seeds, ancient grains, and pet foods, where he consulted on positioning and strategy for sale of the company to Archer Daniels Midland. Mr. Schwartz’s qualifications to serve on our Board include his extensive background as a public and private company CEO, CFO, and board member with experience planning and implementing profit improvement and exit strategies in a variety of consumer, technology, media and healthcare companies. He has extensive mergers and acquisitions, corporate finance, IPO, financial reporting systems, budgetary oversight, and financial and corporate strategy experience to accelerate revenues and profitability. He has served on several audit and compensation committees and has extensive SEC GAAP and Sarbanes-Oxley risk management expertise. Mr. Schwartz received a BA in economics and political science from Claremont McKenna College in 1978 and an MBA from Harvard Business School in 1980. He has attended the UCLA Anderson School Executive Education program in Corporate Governance in 2015.

Each Member of our Board serves until the next annual meeting of stockholders, or until their successors have been duly elected. Each officer is elected annually by the Board and holds their office until they resign or are removed by the Board or otherwise disqualified to serve, or their successor is elected and qualified.

During the past ten years, none of our directors or executive officers have been involved in any of the proceedings described in Item 401(f) of Regulation S-K.

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Transactions with Related Persons

From time to time, the Company pays expenses directly on behalf of the Joint Ventures that it manages and receives funds on behalf of the joint ventures. As of December 31, 2025 and 2024 the balances due from related parties were $58,195 and $89,536, respectively, included in due from related parties.

From time to time, the Company’s CEO paid expenses on behalf of the Company, and the Company funded certain expenses to the CEO. Additionally, the Company received its investments in JV I, JV II and JV III from the CEO. As of December 31, 2025 and 2024, the Company was owed $36,994 by the entities controlled by the Company’s CEO.

No member of management has benefited from the transactions with related parties.

For additional information, see Note 10 – Related Party Transaction to our audited financial statements appearing in our Annual Report.

Policies and Procedures for Related-Party Transactions

Our Audit Committee considers and approves or disapproves any related person transaction as required by Nasdaq regulations pursuant to the provisions of the Audit Committee Charter of the Board of Directors.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent shareholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. To the best of our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to our Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to our Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, all of our executive officers, directors and greater-than-ten percent shareholders complied with all Section 16(a) filing requirements; except that each of Adam Trainor (CFO and COO), Andrew Lawrence (director), David McKeegan (director), Robert J. Lipstein (former director), and Mark N. Schwartz (director) each filed one late Form 4.

CORPORATE GOVERNANCE

Code of Conduct

Our Company has adopted a code of ethics and business conduct applicable to its employees, directors and officers, in accordance with applicable U.S. federal securities laws and the corporate governance rules of Nasdaq. A copy of this code of ethics and business conduct is available on our principal corporate website located at https://www.onfolio.com. Requests for a copy of the code of ethics and business conduct should be directed to Investor Relations, Onfolio Inc., 1007 North Orange Street, 4th Floor Wilmington, Delaware 19801. Any substantive amendments or waivers of the code of conduct or any similar code(s) subsequently adopted for senior financial officers may be made only by our Board and will be promptly disclosed as required by applicable U.S. federal securities laws and the Nasdaq corporate governance rules, including by posting such information on our Company’s website or by filing a Form 8-K

Director Independence Standards

Applicable Nasdaq Rules require a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the Nasdaq Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Under applicable Nasdaq Rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

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Director Independence

During June 2026, our Board of Directors undertook a review of the composition of our Board of Directors and its committees and the independence of each of our directors. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board of Directors has determined that each of Andrew “A.J.” Lawrence, David McKeegan, Mark Schwartz, and Robert J. Lipstein (resigned from Board on 5/31/26) are/were “independent directors” as defined under applicable Nasdaq Rules and Exchange Act rules. In making such determination, our Board of Directors considered the relationships that each such non-employee director has/had with our Company and all other facts and circumstances that our Board of Directors deemed relevant in determining his/her independence, including the beneficial ownership of our capital stock by each non-employee director. The one member of our Board of Directors who is not an “independent director” is Dominic Wells as a result of his executive officer status with our Company.

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Board Committees

Our Board of Directors has established the committees described below and may establish others from time to time. The charters for each of our committees are described below and are available on the “Investors - Corporate Governance” page of the Company’s website located at https://www.onfolio.com.  All of our committees are compliant with applicable Nasdaq Rules.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is comprised of Mark Schwartz, David McKeegan and Andrew Lawrence. Mr. Schwartz is the chairperson of the committee. Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 under the Exchange Act and the Nasdaq Rules. Our Board of Directors has designated Mark Schwartz as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee’s purpose and power are to (a) retain, oversee and terminate, as necessary, the auditors of our Company, (b) oversee our Company’s accounting and financial reporting processes and the audit and preparation of our Company’s financial statements, (c) exercise such other powers and authority as are set forth in the charter of the audit committee of the Board, and (d) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board.

The Audit Committee also has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Audit Committee held [●] meetings and acted at times by unanimous written consent.

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AUDIT COMMITTEEREPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities are generally as follows:

1.	To retain, oversee and terminate, as necessary, the auditors of the Company;
2.	To oversee the Company’s accounting and financial reporting processes and the audit and preparation of the Company’s financial statements;
3.	To exercise such other powers and authority as are set forth in the Charter of the Audit Committee of the Board of Directors; and
4.	To exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s independent auditors, including meetings with the independent auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the independent auditors. The Audit Committee’s review included discussion with the independent auditors of matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC.

The Audit Committee has received the written disclosures and the letter from the Company’s independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

This Audit Committee Report has been furnished by the Audit Committee of the Board of Directors.

Mark Schwartz

David McKeegan

Andrew Lawrence

Compensation Committee

The Compensation Committee consists of David McKeegan, Mark Schwartz and Andrew Lawrence. David McKeegan serves as chairman of the Compensation Committee.

The Board of Directors has affirmatively determined that each member of the Compensation Committee meets the independence criteria applicable to compensation committee members under SEC rules and Nasdaq Rules. The Company believes that the composition of the Compensation Committee meets the requirements for independence under, and the functioning of such Compensation Committee complies with, any applicable requirements of SEC rules and Nasdaq Rules.

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The Compensation Committee’s purpose and powers are, to the extent permitted by law, to (a) review and approve the compensation of the chief executive officer of our Company and such other employees of our Company as are assigned thereto by the Board of Directors and to make recommendations to the Board of Directors with respect to standards for setting compensation levels, (b) exercise such other powers and authority as are set forth in a charter of the Compensation Committee of Board of Directors, and (c) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

The Compensation Committee also has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

The Compensation Committee is not precluded from accepting solely recommendations from executive officers regarding the amount or form of executive and director compensation. During 2024, our executive officers provided such recommendations. No compensation consultants were utilized in determining or recommending the amount or form of executive and director compensation during 2025.

The Compensation Committee also has the power to investigate any matter brought to its attention within the scope of its duties, and to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Compensation Committee held [●] meetings and acted at times by unanimous written consent.

The Compensation Committee also has the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion. Subject to applicable law, rules and regulations and the organizational documents of the Company, the Compensation Committee also has the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more officers of the Company.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Andrew Lawrence and David McKeegan. Andrew Lawrence serves as chairman of the Nominating and Corporate Governance Committee.

The Company’s Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the independent director guidelines of Nasdaq Rules. The Nominating and Corporate Governance Committee’s purpose and powers are, to the extent permitted by law, to: (a) identify potential qualified nominees for director and recommend to the Board of Directors for nomination candidates for the Board of Directors, (b) develop our Company’s corporate governance guidelines and additional corporate governance policies, (c) exercise such other powers and authority as are set forth in a charter of the Nominating and Corporate Governance Committee of the Board of Directors, and (d) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

The Nominating and Corporate Governance Committee also has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

The Nominating and Corporate Governance Committee also has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Nominating and Corporate Governance Committee held [●] meetings and acted at times by unanimous written consent.

Each of the four directors standing for reelection at the Annual Meeting have expressed their willingness to serve as a director.

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When new candidates for our Board of Directors are sought, all of our directors evaluate each candidate for nomination as director within the context of the needs and the composition of the Board of Directors as a whole. The Board of Directors conducts any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating director nominees, our Board of Directors generally seeks to identify individuals with diverse, yet complementary backgrounds. Our directors consider both the personal characteristics and experience of director nominees, including each nominee’s independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the Board of Directors and the Company. The Board of Directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the experience and ability to analyze business issues facing our Company. In addition to business expertise, the Board of Directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our stockholders and other stakeholders. Our Policy Guide on Director Qualifications is available on the “Investors - Corporate Governance” page our principal corporate website located at https://www.onfolio.com. To date, all new candidates have been identified and recommended by members of our Board of Directors, including management and non-management directors, our principal executive officer, and other executive officers, and we have not paid any fee to a third party to assist in the process of identifying or evaluating director candidates.

Our directors will consider candidates for nomination as director who are recommended by a stockholder and will not evaluate any candidate for nomination for director differently because the candidate was recommended by a stockholder. To date, we have not received or rejected any suggestions for a director candidate recommended by any stockholder or group of stockholders owning more than 5% of our common stock.

When submitting candidates for nomination to be elected at our annual meeting of stockholders, stockholders should follow the following notice procedures and comply with applicable provisions of our bylaws. To consider a candidate recommended by a stockholder for nomination at the 2027 Annual Meeting of Stockholders, the recommendation must be delivered or mailed to and received by our Secretary within the time periods discussed elsewhere in this Proxy Statement under the heading “Stockholder Proposals for 2027 Annual Meeting.” The recommendation must include the information specified in our bylaws for stockholder nominees to be considered at an annual meeting, along with the following:

•	The stockholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;
•	The stockholder’s reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;
•	The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;
•	A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and
•

Information regarding the nominee that would be required to be included in our proxy statement by the rules of the Securities and Exchange Commission, including the nominee’s age, business experience for the past five years and any other directorships held by the nominee.

The information listed above is not a complete list of requisite information. The secretary will forward any timely recommendations containing the required information to our independent directors for consideration.

No material changes to the procedures by which our stockholders may recommend nominees to our Board of Directors has occurred since we last provided disclosure regarding these procedures.

Board Leadership Structure

Our bylaws provide the Board of Directors with flexibility to combine or separate the positions of Chair of the Board of Directors and Principal Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Our current structure is that one person, Dominic Wells, serves as our Chief Executive Officer and Chairman of the Board of Directors. Mr. Wells serves as our Principal Executive Officer and is responsible for the overall general management of the Company and supervision of Company policies, setting the Company’s strategies, formulating and overseeing the Company’s business plan, raising capital, expanding the Company’s management team and the general promotion of the Company. He also performs certain functions related to our corporate governance, including coordinating certain board activities, setting relevant items on the agenda and ensuring adequate communication between the Board of Directors and management, which he does in conjunction with the other independent directors. Our Board of Directors has determined that presently, this leadership structure is appropriate for the size of our Company. Also, due to the smaller size of our Board of Directors, our Company does not have a lead independent director.

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Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs and the Nominating and Corporate Governance Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these Committees periodically report to the Board regarding briefings provided by management and advisors as well as the Committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks. The interaction with management occurs not only at formal board and committee meetings, but also through periodic and other written and oral communications.

Meetings of the Board and Committees; Meeting Attendance

During 2025, there were [●] meetings of the Board of Directors. During fiscal year 2025, all of the directors attended over 75% of the Board and committee meetings for which the directors served. The Board of Directors also acted at times by unanimous written consent, as authorized by our bylaws and Delaware General Corporation Law.

We have no policy regarding the attendance of the members of our Board of Directors at our annual meetings of security holders. All of the members of our Board of Directors attended our 2025 annual meeting.

Stockholder Communications with the Board

Stockholders who desire to communicate with the Board of Directors, or a specific director, may do so by sending the communication addressed to either the Board of Directors or any director, c/o Onfolio Holdings Inc., 1007 North Orange Street, 4th Floor, Wilmington, Delaware 19801. These communications will be delivered to the Board, or any individual director, as specified.

Hedging Disclosure/Insider Trading

Under our Insider Trading Policy, our directors, officers, and covered employees (and each such individual’s spouse, other persons living in such person’s household and minor children and entities over which such person exercises control, as described in the policy) are prohibited from engaging the following transactions at any time: (i) engaging in short term trading of our securities (ii) engaging in short sales of our securities; (iii) trading in put options, call options or other derivative securities on our securities (iv) holding our securities in a margin account or otherwise pledging our securities as collateral for loan; and (iv) engaging in hedging or monetization transactions or similar arrangements with respect to our securities; unless advance approval for the transaction is obtained from the compliance officer of the policy.

Our Company’s insider trading policy was adopted to govern the purchase and sale of our Company’s securities by our directors, officers, and covered employees to ensure these transactions are conducted in compliance with applicable securities laws, and in particular, to ensure avoiding trading in the Company’s securities while in possession of material, non-public information about our Company.

A copy of our Insider Trading Policy was included as Exhibit 19.1 to our Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. A copy of our Insider Trading Policy is also available on the “Investors - Corporate Governance” page our principal corporate website located at https://www.onfolio.com.

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Diversity Policy

In the process of searching for qualified persons to serve on the Board, the Nominating and Governance Committee strives for the inclusion of diverse groups, knowledge, and viewpoints. The Board recognizes, however, that the representation of specific qualities or groups may vary over time. When new candidates for our Board of Directors are sought, all of our directors evaluate each candidate for nomination as director within the context of the needs and the composition of the Board of Directors as a whole. When evaluating director nominees, our Board of Directors generally seeks to identify individuals with diverse, yet complementary backgrounds. Our directors consider both the personal characteristics and experience of director nominees, including each nominee’s independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the Board of Directors and the Company. The Board of Directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the experience and ability to analyze business issues facing our Company. In addition to business expertise, the Board of Directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our stockholders and other stakeholders.

EXECUTIVEOFFICERS Identity of Executive Officers
Name	Age	Positions/Committees
Dominic Wells	41	Chief Executive Officer, Chief Revenue Officer, Secretary, Treasurer, Director (Chair of Board)
Adam Trainor	41	Interim Chief Financial Officer, Chief Operations Officer

Business experience of executive officers

The business experience of Mr. Wells is described above under the caption “Business Experience of Directors.”

Adam Trainor. Adam Trainor has served as our Chief Operations Officer since February 2022, and as the Company’s Interim Chief Financial Officer since January 1, 2025. Prior to that Mr. Trainor served as the director of a portfolio of our Company from November 2020 to January 2022, overseeing Vital Reaction LLC, Outreachama LLC, Getmerankings LLC, alongside various content/media properties. He is responsible for executing our business strategy and managing portfolio/department leadership. Before joining Onfolio, Mr. Trainor served as the CEO of Vital Reaction LLC, from April 2019 to December 2020. Mr. Trainor is also a board certified chiropractic physician and clinical nutritionist and has worked in a variety of pain management settings, including at Walter Reed National Military Medical Center in Bethesda, MD from November 2018 to April 2019. Also, from September 2010 to January 2019, Mr. Trainor served as the founder and CEO of Thirdspace LLC, an academic tutoring agency where he ran all aspects of the agency. Mr. Trainor graduated summa cum laude with a BA in History from Boston University in 2012. He also holds a Doctorate in chiropractic medicine (2019) and Masters of Science in clinical nutrition (2018) from the Northeast College of Health Sciences.

EXECUTIVECOMPENSATION

The compensation committee of our Board of Directors oversees, reviews and approves all compensation decisions relating to our named executive officers.

The table below summarizes all compensation awarded to, earned by, or paid to our 2025 named executive officers for the fiscal years ended December 31, 2025 and 2024. Our 2025 named executive officers are: Dominic Wells and Adam Trainor.

19

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers that earned more than $100,000 for the fiscal years ended December 31, 2025 and 2024:

Name	Year(1)	Salary	Bonus	Awards(1)	Awards(1)	Compensation	Total
		$	$	$	$	$	$
Dominic Wells	2025	240,000	-	-	-	-	240,000
Chief Executive Officer, Chief Revenue Officer, Secretary, Treasurer, Director	2024	150,000	-	-	-	-	150,000

Adam Trainor	2025	240,000	-	-	116,005	-	356,005
Chief Operations Officer and Interim Chief Financial Officer	2024	141,000	-	-	8,867	-	149,867

___________________________

1.	The grant date fair value of the stock awards and option awards computed in accordance with ASC Topic 718.

We grant stock awards and stock options to our executive officers based on their level of experience and contributions to our Company. The aggregate fair value of awards and options are computed in accordance with FASB ASC 718. The assumptions made in the computation may be found in Note 9 to our audited financial statements appearing in our Annual Report.

At no time during the last fiscal year was any outstanding option otherwise modified or re-priced, and there was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

Employee, Severance, Separation and Change in Control Agreements

Dominic Wells Employment Agreement.

On August 1, 2020, and January 1, 2022, our Company entered into a written employment agreement with Mr. Wells as its Chief Executive Officer providing for an annual salary of $120,000 per year and $150,000 per year, respectively. On January 1, 2025, our Company entered into a new employment agreement with Mr. Wells as its Chief Executive Officer. Pursuant to this agreement, Mr. Wells receives an annual salary of $240,000, which is paid semi-monthly in accordance with our Company’s normal payroll procedures. Mr. Wells is also eligible to receive certain employee benefits and bonuses under any bonus under any bonus plan program that may be established by our Board of Directors. Mr. Wells also serves as a member of our Board for no additional compensation. In the event that Mr. Wells leaves the Company’s employment for Good Reason (as defined in his employment agreement) or if the Company terminates his employment without Cause (as defined in his employment agreement), Mr. Wells will be entitled to receive severance in an amount equal to one day of base salary for every completed work day of employment with the Company, up to a maximum of three (3) months of base salary.

20

Adam Trainor Employment Agreement.

Our Company entered into an employment agreement dated February 1, 2022, with Mr. Trainor as its Chief Operations Officer providing for an annual salary of $96,000 per year. On January 1, 2023, Mr. Trainor received an increase to his salary to $109,000 annually, and on October 1, 2024, he received a further increase to his salary to $240,000. On January 1, 2025, our Company entered into a new employment agreement with Mr. Trainor as its Interim Chief Financial Officer and Chief Operations Officer. Pursuant to the agreement, Mr. Trainor receives an annual salary of $240,000, which is paid semi-monthly in accordance with our Company’s normal payroll procedures. Mr. Trainor is also eligible to receive certain employee benefits and bonuses under any bonus plan program that may be established by our Board of Directors. In the event that Mr. Trainor leaves the Company’s employment for Good Reason (as defined in his employment agreement) or if the Company terminates his employment without Cause (as defined in his employment agreement), Mr. Trainor will be entitled to receive severance in an amount equal to one day of base salary for every completed work day of employment with the Company, up to a maximum of three (3) months of base salary.

Benefits and Other Compensation

We maintain broad-based benefits that are provided to all of our employees, including reimbursement of private health insurance, tech allowances, and education and professional development plans, that named executive officers participate in. Executives are eligible to participate in all of our employee benefit plans, in each case on the same terms as our other employees. No employee benefit plans are in place solely for the benefit of our executives.

Change in Control Benefits

Pursuant to the terms of our 2020 Equity Incentive Plan, our executives are entitled to certain benefits in the event of a change in control of our Company or the termination of their employment under specified circumstances, including termination following a change in control. We believe these benefits help us compete for and retain executive talent and are generally in line with severance packages offered to executives by the companies in our peer group. We also believe that these benefits would serve to minimize the distraction caused by any change in control scenario and reduce the risk that key talent would leave the Company before any such transaction closes, which could reduce the value of the Company if such transaction failed to close.

Termination

Our executives’ employment agreements shall automatically terminate upon (i) their death; (ii) their voluntarily leaving the employ of the Company; (iii) at the Company’s sole discretion, for any reason, with or without cause.

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Outstanding Equity Awards at Fiscal Year-End

The table below summarizes all of the outstanding equity awards for our named executive officers as of December 31, 2025, our latest fiscal year end.

	Option Awards							Stock Awards
Name	Number of securities underlying unexercised options(#) exercisable		Number of securities underlying unexercised options(#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
	(#)		(#)	(#)	($)		(#)	($)	(#)	($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Dominic Wells	-		-	-	-	-	-	-	-	-

Adam Trainor	200,000	(1)	-	-	1.08	3/26/2029	-	-	-	-
1.	Vested immediately.

Director Compensation

Compensation for our directors is discretionary and is reviewed from time to time by our Board of Directors. Any determinations with respect to Board compensation are made by our Board of Directors. During Fiscal year 2025, each of our independent directors who serve on our Board received 30,000 stock options and a quarterly stipend of $5,000 payable in cash. Additionally, the chair of our (i) audit committee receives an additional quarterly stipend of $2,500 payable in cash; and (ii) compensation committee receives an additional quarterly stipend of $1,250 payable in cash. Additionally, the chair of our audit committee receives an additional quarterly stipend of $2,500 payable in cash. All directors are also entitled to reimbursement for travel expenses for attending director meetings.

The following table summarizes compensation earned by our Company’s directors for the year ended December 31, 2025. All directors have been and will be reimbursed for reasonable expenses incurred in connection with attendance at meetings of the Board of Directors or other activities undertaken by them on behalf of our Company.

Name	Fees earned or paid in Cash ($)	Stock awards ($)	Option awards(2) ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Dominic Wells(1)	—	—	—	—	—	—	—
Andrew Lawrence	20,000	—	26,476	—	—	—	46,476
David McKeegan	20,000	—	26,476	—	—	—	46,476
Robert J. Lipstein	30,000	—	26,476	—	—	—	56,476
Mark N. Schwartz	25,000	—	26,476	—	—	—	51,476

———————

1.	Serves as an executive officer and a director, but receives no additional compensation for serving as a director.
2.

The option awards in this column reflect 30,000 options issued on March 25, 2025 to purchase shares of our Company’s common stock at an exercise price of $1.10 that vest pursuant to the following schedule: 50% of the options vest immediately, and the remaining options vest on December 31, 2025. The aggregate fair value of awards and options in this column are computed in accordance with FASB ASC 718. All assumptions made in the valuation are more fully described in Note 9 – Stockholder’s Deficit of Notes to Financial Statements. The amounts shown in this column do not reflect dollar amounts actually received.

22

Compensation Policies and Practices as They Relate to Our Risk Management

Our compensation program for employees does not create incentives for excessive risk taking by our employees or involve risks that are reasonably likely to have a material adverse effect on us. Our compensation program has the following risk-limiting characteristics:

•

Our base pay consists of competitive salary rates that represent a reasonable portion of total compensation and provide a reliable level of income on a regular basis, which decreases incentive on the part of our executives to take unnecessary or imprudent risks;

•	Option awards are not tied to formulas that could focus executives on specific short-term outcomes; and
•

Option awards, generally, have multi-year vesting which aligns the long-term interests of our executives with those of our shareholders and, again, discourages the taking of short-term risk at the expense of long-term performance.

Compensation Recovery (“Clawback”) Policy

We have adopted a compensation recovery policy (“clawback policy”) that applies to incentive compensation. The purpose of the clawback policy is to enable the Company to recover erroneously awarded compensation in the event that the Company is required to prepare an accounting restatement. Under the clawback policy, an accounting restatement means an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. In the clawback policy, erroneously awarded compensation generally means, in the event of an accounting restatement, the amount of incentive-based compensation previously received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts in the accounting restatement. The clawback policy is annexed to our Annual Report as Exhibit 97.1.

Recovery of Erroneously Awarded Compensation

None

Equity Grant Timing

The Board and Compensation Committee does not grant equity awards to executives or directors pursuant to any predetermined schedule. The Board and Compensation Committee considers and approves interim or mid-year grants, from time to time based on business needs. The Board and Compensation Committee takes material nonpublic information into account when determining the timing and terms of equity awards, and, the Compensation Committee does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

23

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the Record Date, we had outstanding [●] shares of common stock. Each share of our common stock is entitled to one vote with respect to each matter on which it is entitled to vote.

The following table sets forth, as of the Record Date, the stock ownership of (1) each person or group known to our Company to beneficially own 5% or more of our common stock and (2) each director and Named Executive individually, and (3) all directors and executive officers of our Company as a group. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table below has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in the table below is c/o Onfolio Holdings Inc., 1007 North Orange Street, 4th Floor, Wilmington, DE 19801.

Common Stock
Name of Beneficial Owner	Number Of Shares Beneficially Owned	Percentage of Class (1)(2)(3)
5% Shareholders(4)
Joel Arberman(5)	524,404	[●]	%
6162 Dusenburg Road, Delray Beach, Florida 33484
ATW Digital Assets XI LLC (6)	569,077	[●]	%
1 Pennsylvania Plaza, Suite 4810, New York, New York 10119
Alta Partners LLC(7)	630,470	[●]	%
1205 Franklin Avenue, Garden City, New York 11530
Valarseo LLC(8)	370,371	[●]	%
10225 Ulmerton Rd 3D, Largo, Florida 33771
Adam Garcia(9)	328,280	[●]	%
16785 Broadwater Ave, Winter Garden, Florida 34787
Directors and Named Executive Officers
Dominic Wells(10) , CEO, CRO, Director (Chair of Board)	1,716,931	[●]	%
Adam Trainor(11), Interim Chief Financial Officer, Chief Operations Officer	200,000	[●]	%
Andrew “A.J.” Lawrence(12), Director	45,700	*
David McKeegan(12), Director	45,700	*
Mark Schwartz(12), Director	45,700	*
All Executive Officers and Directors as a Group (5 individuals) (13)	2,054,031	[●]

_____________

* Less than 1.0%.

1.

Where the Number of Shares Beneficially Owned (reported in the preceding column) includes shares which may be purchased upon the exercise of outstanding stock options and warrants which are or within sixty days will become exercisable (“presently exercisable options”) the percentage of class reported in this column has been calculated assuming the exercise of such presently exercisable options.

2.	Based on [●] shares of common stock outstanding as of the Record Date.
3.

If a person listed on this table has the right to obtain additional shares of common stock within 60 days from the Record Date, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

4.	Based upon a review of Schedule 13G and Schedule 13G/A filings with the SEC and the Company’s certified shareholder list from VStock Transfer as of the Record Date.
5.	Based on Schedule 13G/A filed with the SEC on September 16, 2025. Represents 524,404 immediately exercisable warrants to purchase 524,404 shares of common stock.
6.

Based on Schedule 13G filed with the SEC on February 11, 2026. Represents 569,077 shares of common stock, consisting of the approximate number of shares which ATW Digital Assets XI LLC (the "Holding Company") has the right to acquire within sixty (60) days through the conversion of senior secured convertible debt ("Convertible Debt") and rights to receive shares of our common stock ("Rights Shares") issued by the Company. The Holding Company is wholly owned by ATW Master Fund V Inc., which is wholly owned by the private fund, ATW Master Fund V LP (the "Fund"). ATW Partners Opportunities Management, LLC (the Adviser") serves as the investment manager to the Fund. Antonio Ruiz-Gimenez and Kerry Propper are control persons of the Adviser and ATWPM (the "Control Persons," and collectively with ATWPM the Holding Company, ATW Master Fund V Inc., the Fund, and the Adviser, the "Reporting Persons"). By virtue of these relationships, the Reporting Persons may be deemed to have shared voting and dispositive power with respect to the shares of common stock owned directly by the Holding Company. Kerry Propper and Antonio Ruiz-Gimenez, each in their capacity as Managing Members of ATWPM, may be deemed to have investment discretion and voting power over the shares held by the Holding Company. ATWPM, Mr. Propper and Mr. Ruiz-Gimenez each disclaimany beneficial ownership of these shares.

7.

Based on Schedule 13G/A (Amendment No. 2) filed with the SEC on November 18, 2025. Represents 630,470 immediately exercisable warrants to purchase 630,470 shares of common stock. Steven Cohen serves as the Managing Member of Alta Partners, LLC.

8

Based on the Company’s certified shareholder list from VStock Transfer as of as of the Record Date. Represents 370,371 shares of restricted common stock. Lorenzo Cagni serves as the CEO of Valarseo LLC.

9

Based on Schedule 13G filed with the SEC on June 11, 2025, and the Company’s certified shareholder list from VStock Transfer as of as of the Record Date. Includes 268,597 shares of common stock, 37,038 shares of restricted common stock issued in connection with the Company’s October 2025 private placement, and 22,645 immediately exercisable warrants to purchase 22,645 shares of common stock.

10.	Includes 1,240,000 shares of common stock and 476,931 immediately exercisable warrants to purchase 476,931 shares of common stock.
11.	Represents 200,000 immediately exercisable options.
12.	Includes 700 shares of common stock and 45,000 immediately exercisable options.
13.	Includes an aggregate of 1,242,100 shares of common stock, 476,931 warrants, and 335,000 stock options beneficially owned by all executive officers and directors as a group.

Change in Control Arrangements

We are not aware of any arrangements that could result in a change of control.

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Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plans as of December 31, 2025.

Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	861,860	$0.93	1,738,140
Equity compensation plans not approved by security holders(2)	82,613	$5.50	0
Total	944,473	$1.33	1,738,140

1.

Reflects shares of common stock to be issued pursuant to our 2020 Equity Incentive for the benefit of our directors, officers, employees and consultants. We have reserved 2,600,000 shares of common stock for such persons pursuant to our 2020 Equity Incentive Plan.

2.

Represents warrants to purchase 82,613 shares of common stock issued to the underwriter in our IPO. The warrants have an exercise price of $5.50, are exercisable beginning on February 22, 2023 and expire on August 25, 2027.

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PROPOSAL ONE

ELECTION OF DIRECTORS

At the time of the Annual Meeting, our Board of Directors will consist of four (4) directors: Dominic Wells, Andrew Lawrence, David McKeegan, and Mark N. Schwartz. At the Annual Meeting, the stockholders will elect four (4) directors for a one (1) year term to serve until the next annual meeting of stockholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. All four (4) of our current directors are standing for reelection at the Annual Meeting (the “Directors Proposal”).

Nominees

Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board proposes that the individuals listed below as nominees be elected as directors. The nominees have agreed to serve if elected, and our Board of Directors has no reason to believe that the nominees will be unavailable or will decline to serve. In the event, however, that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is selected by the Nominating and Corporate Governance Committee and approved by the current Board of Directors to fill the vacancy.

The Company’s Nominating and Corporate Governance Committee may evaluate individuals in the future to consider additional members for our Board of Directors following the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Set forth below is information regarding the nominees for election to our Board of Directors:

Name	Age	Year First Elected Director	Positions/Committees	Independent
Dominic Wells	41	2020	Chief Executive Officer, Chief Revenue Officer, Secretary, Treasurer, Director (Chair of Board)	no
Andrew Lawrence	56	2022	Director, Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee (Chair)	yes
David McKeegan	50	2022	Director, Audit Committee, Compensation Committee (Chair), and Nominating and Corporate Governance Committee	yes
Mark N. Schwartz	71	2022	Director, Audit Committee (Chair) and Compensation Committee	yes

Vote Required

The election of directors shall be decided by a plurality of the votes of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the four (4) director nominees receiving the highest number of affirmative votes will be elected as directors. Stockholders may vote for all the director nominees, withhold authority to vote their shares for all the director nominees or withhold authority to vote their shares with respect to any one or more of the director nominees. A “withhold” vote with respect to any nominee will have no effect on the election of that nominee, and broker non-votes will also have no effect on the election of the nominees. Stockholders are not entitled to cumulative voting with respect to the election of directors.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of all of the above nominees.

26

PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To ratify the appointment of Astra Audit & Advisory, LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”).

Astra Audit & Advisory, LLC (“Astra”) was our independent registered public accounting firm for our fiscal year ended December 31, 2025 and December 31, 2024. BF Borgers CPA PC (“BF Borgers”) was our independent registered public accounting firm at the start of the fiscal year ended December 31, 2024.  The SEC entered an Order denying BF Borgers the privilege of appearing or practicing before the SEC as an accountant. The Company subsequently dismissed BF Borgers as its independent registered public accounting firm, effective May 3, 2024 and Astra was appointed as the Company’s independent registered public accounting firm on May 14, 2024. The aggregate fees billed for professional services by Astra and BF Borgers during 2025 and 2024 were as follows:

Astra Audit & Advisory, LLC

	2025	2024
Audit Fees	$348,730	$229,000
Audit-Related Fees	$12,500	$78,000
Tax Fees	-	-
All Other Fees	-	-

BF Borgers CPA PC

	2025	2024
Audit Fees	$-	$7,500
Audit-Related Fees	$-	$55,000
Tax Fees	-	-
All Other Fees	-	-

Audit Fees are the aggregate fees billed during the years ended December 31, 2025 and December 31, 2024 for professional services rendered by Astra and BF Borgers, respectively, for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally in connection with statutory and regulatory filings or engagements. Audit fees for 2025 were higher than in the prior year primarily due to increased audit complexity, including work related to the Eastern Standard acquisition, the valuation and accounting analysis of the Company’s convertible note, and the Company’s digital asset activities.

Audit-Related Fees are the aggregate fees billed during the years ended December 31, 2025 and December 31, 2024 for assurance and related services rendered by Astra and BF Borgers, respectively, that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the category Audit Fees described above. For 2025, these fees consisted primarily of amounts billed for work performed in connection with the audit of the Eastern Standard acquisition. Audit-related fees decreased from the prior year due to the absence of acquisition activity in 2025.

Tax Fees are the aggregate fees billed during the years ended December 31, 2025 and December 31, 2024 for tax compliance services rendered. No tax services were rendered by either Astra or BF Borgers.

All Other Fees are the aggregate fees billed during the years ended December 31, 2025 and December 31, 2024 for products and services provided by Astra and BF Borgers, respectively, other than the services reported in the Audit Fees, Audit-Related Fees, and Tax Fees categories above.

27

Audit Committee Pre-Approval Policies.

All the services performed by Astra and BF Borgers that are described above were pre-approved by the Company’s audit committee. The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis.

None of the hours expended on Astra’s and BF Borgers’ engagement to audit the Company’s financial statements for the years ended December 31, 2025 and December 31, 2024 were attributed to work performed by persons other than Astra’s and BF Borgers’ full-time, permanent employees.

Change in Independent Registered Public Accounting Firm

As previously reported on a Current Report on Form 8-K that we filed on each of May 3, 2024 and May 14, 2024:

Termination of Independent Registered Public Accounting Firm

On May 3, 2024, the Company dismissed BF Borgers as its independent registered public accounting firm. The Company’s audit committee unanimously approved the decision to dismiss BF Borgers.

 BF Borgers’ reports on the financial statements of the Company for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles except that BF Borgers’ reports on the financial statements of the Company for the fiscal years ended December 31, 2023 and 2022 contained the following paragraph:

 “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations and has a significant accumulated deficit. In addition, the Company continues to experience negative cash flows from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

There have been no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) and no “reportable event” occurred (as that term is defined in Item 304(a)(1)(v) of Regulation S-K during the fiscal years ended December 31, 2023 and 2022 and the subsequent interim period up to and including the date of BF Borgers’ dismissal between the Company and BF Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of BF Borgers, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements for those periods.

BF Borgers’s is not currently permitted to appear or practice before the Commission, as a result, we did not request BF Borgers to furnish our Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in the May 3, 2024 Form 8-K.

Appointment of Independent Registered Public Accounting Firm

On May 14, 2024, the Company’s audit committee unanimously approved the engagement of Astra as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

During the Company’s two most recent fiscal years, and the subsequent interim period up to and including the date of BF Borgers’ dismissal, neither the Company nor anyone acting on its behalf consulted with Astra regarding any matter that would require disclosure under Item 304(a)(2) of Regulation S-K.

Vote Required

To be approved, Proposal 2 must receive the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote “against” the proposal, and broker non-votes will have no effect on the vote for this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” Proposal 2.

THE BOARD RECOMMENDS A VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

28

PROPOSAL THREE

TO APPROVE THE ISSUANCE OF SHARES OF COMMON

STOCK PURSUANT TO THE EQUITY FACILITY

To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of our outstanding shares of our common stock, pursuant to the Equity Facility at a price per share that is less than the “Minimum Price” as defined under Nasdaq Listing Rule 5635(d).

Equity Facility

On April 10, 2026, the Company entered into the Equity Facility with an institutional investor (the “Investor”). Pursuant to the Equity Facility, the Company has the right, but not the obligation, to sell to the Investor, from time to time and in the Company’s sole discretion, up to an aggregate of $100 million of newly issued shares of our common stock during the term of the Equity Facility.

The actual number of shares of our common stock issuable by us in connection with the Equity Facility will vary depending on the then-current market price of the shares of our common stock sold to the Investor under the Equity Facility.

In accordance with the requirements of Nasdaq Listing Rule 5635(d), and pursuant to the Equity Facility, we may not issue to the Investor shares of our common stock representing more than 19.99% of the total number of shares of common stock issued and outstanding as of the date of the Equity Facility (the “Exchange Cap”), which is 1,172,056 shares of common stock, unless we obtain the approval of our stockholders of the issuance of such shares in excess of the Exchange Cap in accordance with the applicable Nasdaq Rules as described in this Proposal. Pursuant to the terms of the Equity Facility, the Company is required to use its best efforts to solicit its stockholders’ approval of the issuance of all of the shares of common stock issuable pursuant to the Equity Facility in compliance with Nasdaq Rules.

During the period commencing on the date of the Equity Facility and expiring upon the date of termination of the Equity Facility, and subject to the satisfaction or waiver, on each Advance Notice Date (as defined in the Equity Facility), of each of the conditions precedent set forth in the Equity Facility, sales of common stock under the Equity Facility may be made in one or more advances (each, an “Advance”) initiated by the Company through delivery of a notice (each, an “Advance Notice”) to the Investor. The purchase price per share issued pursuant to any Advance Notice will be determined pursuant to the terms of the Equity Facility and will be at a discount to the then market price.

There is no mandatory minimum number of shares that may be sold in any Advance, provided that each requested Advance may not exceed the Maximum Advance Amount (as defined in the Equity Facility) and each Advance is subject to certain limitations described in the Equity Facility, including, but not limited to, a beneficial ownership limitation prohibiting the Investor and its affiliates from beneficially owning more than 9.99% of our outstanding common stock at any time.

The Company is not obligated to make sales of its common stock under the Equity Facility to the Investor and there are no minimum draw requirements, commitment fees (other than described below), or penalties for non-use. The Investor has no right to require the Company to initiate any Advance. In connection with the entry into the Equity Facility, the Company paid a commitment fee to the Investor by issuing 50,000 shares of our common stock to the Investor on the date of the Equity Facility.

The proceeds from any sales of common stock under the Equity Facility must be used by the Company as follows: (i) twenty five percent (25%) to acquire cryptocurrencies to serve as a reserve asset, and (ii) the remaining seventy five percent (75%) for working capital purposes and general corporate purposes, subject to further exceptions described in the Equity Facility.

The information set forth in this Proposal is qualified by the terms of the Equity Facility, which are described in, and form of which is included as an exhibit to, our Current Report on Form 8-K filed with the SEC on April 16, 2026.

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Effect of Issuance of Additional Securities

Each additional share of common stock that would be issuable to the Investor would have the same rights and privileges as each share of our currently outstanding common stock. The issuance of shares of common stock to the Investor will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Also, any sales in the public market of our shares of common stock issuable to the Investor could adversely affect prevailing market prices of our shares of Common Stock.

Further, if this proposal is approved, the issuance of common stock pursuant to the Equity Facility could have an anti-takeover effect because such issuance would make it more difficult for, or discourage an attempt by, a party to obtain control of the Company by tender offer or other means. The issuance of common stock will increase the number of shares entitled to vote, increase the number of votes required to approve a change of control of the Company, and dilute the interest of a party attempting to obtain control of the Company. Presently, our Board of Directors is not aware of any effort by any third party to accumulate the Company’s securities or obtain control of the Company by any means.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

Our common stock is currently listed on the Nasdaq Capital Market and, as such, our Company is subject to the Nasdaq Rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of common stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of common stock issued and outstanding prior to such issuance where the price of the common stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

The Company is therefore seeking stockholder approval of the issuance of shares of common stock issuable pursuant to the Equity Facility in an amount that would exceed 19.99% of the total issued and outstanding shares of common stock as of the date of the Equity Facility.

Effect on Current Stockholders if the Equity Facility Proposal is Not Approved

The Company is not seeking the approval of its stockholders to authorize its entry into the Equity Facility, or any related documents, as the Company has already done so and such documents are already binding obligations of the Company. The failure of the Company’s stockholders to approve the Equity Facility Proposal will not negate the existing terms of the documents, which will remain binding obligations of the Company.

In the event the Company does not obtain stockholder approval of this Proposal, the Company will be unable to issue more than 19.99% of the outstanding shares of common stock as of the date of the Equity Facility (or 1,172,056 shares) to the Investor pursuant to the terms of the Equity Facility. If we are unable to obtain stockholder approval for the Equity Facility Proposal, we are required to adjourn and reconvene the Annual Meeting at least as often as every sixty (60) calendar days thereafter until stockholder approval is obtained, which would require significant additional Company resources, including use of available working capital associated with adjourning and reconvening the Annual Meeting on one or more occasions to seek such approval.

The Equity Facility provides an equity line of credit that will allow the Company to have the flexibility of raising capital and issue shares of common stock from time to time in a flexible manner compared to traditional equity offerings. The proceeds from any sales of common stock under the Equity Facility must be used by the Company as follows: (i) twenty five percent (25%) to acquire cryptocurrencies to serve as a reserve asset, and (ii) the remaining seventy five percent (75%) for working capital purposes and general corporate purposes, subject to further exceptions described in the Equity Facility. Our ability to successfully implement our business plans and growth strategy and ultimately maximize value for our stockholders is dependent upon our ability to obtain sufficient amounts of capital to satisfy our ongoing business needs and growth strategy, which we believe would be significantly and adversely affected if our stockholders fail to approve this Proposal.

Additionally, the proceeds from any sales of common stock under the Equity Facility could help the Company increase its stockholders’ equity, which can ensure the Company continues to comply with the Nasdaq continued listing requirement under Nasdaq Listing Rule 5550(b)(1). On May 26, 2026, the Company received a written notice (the “Notice”) from the Listing Qualifications Department of Nasdaq informing the Company that it is not in compliance with Nasdaq Listing Rule 5550(b)(1), which requires listed companies to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing on the Nasdaq Capital Market. As of the date of the Notice, the Company also does not meet the alternative continued listing standards of (i) a market value of listed securities of $35 million or (ii) net income from continuing operations of $500,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years. As described in our Current Report on Form 8-K filed with the SEC on April 16, 2026, we may face a suspension or delisting action in the event we are unable to regain compliance with Nasdaq Listing Rule 5550(b)(1).

Additional Information

This summary is intended to provide you with basic information concerning the Equity Facility. The full text of the Equity Facility was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on April 16, 2026.

Vote required

To be approved, Proposal 3 must receive the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote “against” the proposal, and broker non-votes will have no effect on the vote for this proposal.

Voting Recommendation

The Board of Directors recommends that the stockholders vote “FOR” Proposal 3.

THE BOARD RECOMMENDS A VOTE “FOR” THE EQUITY FACILITY PROPOSAL.

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PROPOSAL FOUR

To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of our common stock from 300,000,000 shares to 600,000,000 shares in order to ensure that the Company has a sufficient number of authorized but unissued shares available for the purposes described herein (the “Authorized Share Increase Proposal”).

Background

Our Restated Certificate of Incorporation, as amended to date, currently authorizes the issuance of 305,000,000 shares of capital stock, consisting of 300,000,000 shares of common stock, par value $0.001 per share (“common stock”), and 5,000,000 shares of preferred stock, par value $0.001 per share, of which 1,000,000 shares of preferred stock have been designated by our Board as Series A preferred stock. We have proposed to increase the authorized shares of common stock from 300,000,000 shares of common stock to 600,000,000 shares of common stock and, in order to effect this change, the total number of shares of capital stock authorized in the Restated Certificate of Incorporation, as amended, would correspondingly increase from 305,000,000 to 605,000,000 (the “Charter Amendment”). The Charter Amendment would not change the total number of authorized shares of preferred stock.

On June [●], 2026, our Board of Directors approved, and voted unanimously to recommend to the stockholders that they approve, an amendment to our Company’s Restated Certificate of Incorporation, as amended to date, to increase the number of shares of common stock authorized for issuance to 600,000,000 shares. Under Delaware corporate law, we are required to obtain approval from stockholders to amend our Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance. If the Authorized Share Increase Proposal is approved by the stockholders at the Annual Meeting, the Charter Amendment will be effective upon the filing of a certificate of amendment setting forth such amendment with the Secretary of State of the State of Delaware (or at such later time as may be specified therein), which filing is expected to occur promptly after the Annual Meeting. The full text of the form of the Charter Amendment, is attached as Appendix A to this proxy statement.

Reasons for Seeking Stockholder Approval

The primary purpose of the Charter Amendment is to comply with the terms of the Equity Facility. Pursuant to the Equity Facility, we have agreed to reserve and register from our duly authorized shares of capital stock not less than 100% of the shares of common stock issuable pursuant to the Facility, which shall be calculated assuming a price per share equal to 80% of the lower of (i) the three (3) day VWAP prior to the measurement date and (ii) the last closing price per common share (the “Reservation Estimate”), but the actual number of shares of our common stock issuable by us in connection with the Equity Facility will not exceed 1,172,056 shares unless and until we obtain approval of the issuance of such additional shares of common stock by our stockholders in accordance with applicable Nasdaq Rules, as more fully discussed above in Proposal 3.

In addition to having sufficient authorized shares to comply with the terms of the Equity Facility, the Board of Directors believes that it is important to have available for issuance a number of authorized shares of common stock that will be adequate to provide for future stock issuances to meet future corporate needs. The additional authorized shares would also be available for issuance from time to time in the discretion of the Board of Directors, without further stockholder action except as may be required for a particular transaction by law or Nasdaq Rules. The shares of common stock would be issuable for any proper corporate purpose, including future acquisitions, capital raising transactions consisting of either equity or convertible debt, stock dividends, stock splits, or issuances under current and future stock plans. The Board of Directors believes that these additional shares will provide us with needed flexibility to issue shares in the future without the potential expense and delay associated with obtaining stockholder approval for a particular issuance. Except to the extent of our existing obligations as of the date of this proxy statement, we do not currently have any plans, understandings or agreements for the issuance or use of the additional shares of common stock to be approved under this Proposal.

Rights of Additional Authorized Shares

The authorization of additional shares of common stock will not, by itself, have any effect on the rights of present common stock stockholders. Any such additional authorized shares of common stock, if and when issued, would be part of the Company’s existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding.

Potential Adverse Effects of the Authorized Share Increase Proposal

Future issuances of our common stock could have a dilutive effect on the Company’s earnings per share, book value per share and the voting power and interest of current stockholders. In addition, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company or inhibit the removal of incumbent management. For example, the issuance of the newly authorized shares of common stock could be used to deter or prevent a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly. However, our Board of Directors is not aware of any third-party attempts to assume control of the Company and has not presented this Proposal 4 with the intent that it be utilized as an anti-takeover device or to inhibit the removal of incumbent management.

Effectiveness of the Charter Amendment

If this Proposal 4 is approved by the Company’s stockholders, the Charter Amendment will become effective upon the filing of a certificate of amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company expects to file promptly after the Special Meeting. The full text of the form of the Charter Amendment, is attached as Appendix A to this proxy statement. If the Authorized Share Increase Proposal is not approved by the Company’s stockholders, the number of authorized shares of common stock will remain unchanged.

Vote required

To be approved, Proposal 4 must receive the affirmative vote of a majority of the votes cast on the matter by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes will have no effect on this proposal.

Voting Recommendation

The Board of Directors recommends that the stockholders vote “FOR” Proposal 4.

THE BOARD RECOMMENDS A VOTE “FOR” THE AUTHORIZED SHARE INCREASE PROPOSAL.

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PROPOSAL FIVE

To approve one or more adjournments and reconvenings of the Annual Meeting, in whole or in part, if necessary or appropriate, to solicit additional proxies in favor of any proposal presented in this proxy that did not obtain sufficient votes at the Annual Meeting to approve and adopt such proposal (the “Adjournment Proposal”).

If the Adjournment Proposal is approved, the Annual Meeting could be successively adjourned, in whole or in part, to another date. If the Annual Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their exercise at the adjourned meeting.

Vote required

To be approved, Proposal 5 must receive the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote “against” the proposal, and broker non-votes will have no effect on the vote for this proposal.

Voting Recommendation

The Board of Directors recommends that the stockholders vote “FOR” Proposal 5.

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THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

In accordance with SEC Rule 14a-8, in order for stockholder proposals to be included in our proxy statement for the 2027 Annual Meeting, we must receive them at our principal executive offices, 1007 North Orange Street, 4th Floor, Wilmington, Delaware 19801, by April 8, 2027, being 120 days prior to the date of the first anniversary of the date of our proxy statement for the 2026 Annual Meeting of Stockholders. Stockholder proposals (including recommendations of nominees for election to the board of directors), other than a stockholder proposal submitted pursuant to SEC Rule 14a-8, in order to be voted on at the 2027 Annual Meeting, must be received by us not earlier than April 8, 2027 and not later than May 8, 2027, being, respectively, 120 days and 90 days prior to the date of the first anniversary of the 2026 Annual Meeting of Stockholders. In the event that the 2027 Annual Meeting is called for a date that is not within 30 days before or 60 days after the anniversary date of the 2026 Annual Meeting of Stockholders, notice by a stockholder in order to be timely must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of: (i) the 90th day prior to such annual meeting; or (ii) the 10th day following the day on which public disclosure of the date of such annual meeting is first made by the Company. Stockholders are also advised to review our bylaws, which contain additional requirements with respect to the advance notice of stockholder proposals and director nominations. Our advance notice bylaw provisions do not apply to stockholder proposals made in compliance with SEC Rule 14a-8. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 in accordance with the provisions of SEC Rule 14a-19.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), is available on the internet under the “Investors - Financial Filings” page of the Company’s website at https://www.onfolio.com. We will provide copies of the exhibits to the Annual Report upon payment of a nominal fee to cover the reasonable expenses of providing those exhibits. Requests should be directed to our Corporate Secretary by phone at 682-990-6920 or by mail to Corporate Secretary, Onfolio Holdings Inc., 1007 North Orange Street, 4th Floor, Wilmington, Delaware 19801. The Annual Report and the exhibits thereto also are available free of charge from the SEC’s website at http://www.sec.gov. The Annual Report is not to be considered as proxy solicitation material.

OTHER MATTERS

Our Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, our Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with the best judgment of the proxy holders.

Whether or not you intend to be present at the Annual Meeting, you are urged to fill out, sign, date and return the enclosed proxy card or voting instruction form at your earliest convenience.

Wilmington, DE

June 18, 2026

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Appendix A

Charter Amendment

CERTIFICATE OF AMENDMENT OF THE RESTATED CERTIFICATE

OF INCORPORATION OF ONFOLlO HOLDINGS INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

Onfolio Holdings Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify:

1.	The Board of Directors of the Corporation has duly adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, as amended, originally filed with the Secretary of State of the State of Delaware on July 20, 2020, with further amendments on August 4, 2020 and May 8, 2026 (the “Certificate of Incorporation”) and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware on [●], 2026. This amendment amends the Certificate of Incorporation of the Corporation as follows:

2.	That Article 4 is hereby amended by deleting all of the text in the first paragraph and replacing it with the following in substitution therefor:

The total number of shares of capital stock which the Corporation shall have authority to issue is 605,000,000 shares, consisting of (i) 600,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) 5,000,000 shares of preferred stock, par value $0.00l (the “Preferred Stock”), of which 1,000,000 shares of Preferred Stock has been designated by the Board of Directors of the Corporation (the “Board”) as Series A Preferred Stock (the “Series A Preferred Stock”).

3.	That thereafter the annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

4.	That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this [●] day of [●], 2026.

ONFOLIO HOLDINGS INC.

By:
Name:
Title: